Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

REQUIRED GROUP AGENT ACTION NO. 36

This REQUIRED GROUP AGENT ACTION NO. 36 (this “Action”), dated as of June 23, 2017 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Tesla, Inc., a Delaware corporation (“Tesla”), SolarCity Corporation, a Delaware corporation (“SolarCity”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) and the Collateral Agent for the Secured Parties (“Collateral Agent”), Bank of America, N.A., as Depositary (the “Depositary”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”), National Bank of Arizona (“NBAZ Agent”), Silicon Valley Bank (“SVB Agent”) and CIT Bank, N.A. (“CIT Agent” and collectively with BA Agent, CS Agent, DB Agent, ING Agent, KB Agent, NBAZ Agent and SVB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower has requested the parties hereto to amend the Loan Agreement and the CADA as set forth in more detail herein;

B.SolarCity, in its capacity as Limited Guarantor, desires to assign certain rights and obligations as Limited Guarantor under the Loan Agreement and Tesla desires to accept such rights and obligations;

C.The Borrower desires to amend certain Project Documents under the [***] Subject Fund to [***], as set forth in more detail herein;

D.Each of the Borrower, Tesla, SolarCity, the Required Group Agents, the Administrative Agent, the Collateral Agent and, solely with respect to the CADA, the Depositary, desire to amend the Loan Agreement, amend the CADA, effect the Commitment Reduction (defined below) and effect the Limited Guarantor Assignment (defined below), in each case, as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

Section 1.Assignment.  Subject to the prior satisfaction of the conditions precedent set forth in Section 6 hereof, SolarCity, in its capacity as Limited Guarantor, hereby irrevocably assigns, transfers and delegates all of its rights, duties, obligations and liabilities under Sections 11.1 through 11.10 of the Loan Agreement, to Tesla,  and Tesla hereby irrevocably accepts such assignment, transfer and delegation of SolarCity’s rights, duties, obligations and liabilities under Sections 11.1 through 11.10 of the Loan Agreement, including any such obligations under Sections 11.1 through 11.10 of the Loan Agreement that arose prior to, or relate to the period prior to, the Effective Date (the “Limited Guarantor Assignment”).

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Section 2.Reduction of Commitments.

a.In accordance with Section 2.2(c) of the Loan Agreement, the Borrower hereby reduces the Commitments to a total of $600,000,000 (the “Commitment Reduction”).

b.The Borrower hereby represents that immediately after the reduction in Commitments set forth in clause a. above is effected, the amount of Outstanding Principal does not exceed the Total Loan Commitment.

c.The Administrative Agent acknowledges and agrees that the Borrower notified it of the Borrower’s election to reduce the Commitments to a total of $600,000,000 and such notice was at least three (3) Business Days prior to the date hereof.

d.The Commitment Reduction was effected by reductions in each Lender’s commitments as set forth in Addendum B hereto. Each reduction is permanent as set forth in Section 2.2(e) of the Loan Agreement.

e.In accordance with the Loan Agreement Amendments, the Schedule of Lender Commitments set forth on Annex 3 to the Loan Agreement is restated in its entirety to reflect the Commitment Reduction.

Section 3.Amendments to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 6 hereof, the Loan Agreement will be amended as follows (the “Loan Agreement Amendments”):

a.The preamble to the Loan Agreement shall be amended and restated as follows:

“This LOAN AGREEMENT, dated as of May 4, 2015 (this “Agreement”), is made by and among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), each of the Conduit Lenders that is a signatory to this Agreement identified as a “Conduit Lender” on the signature pages to this Agreement and listed on Annex 2 or that shall become a “Conduit Lender” under this Agreement pursuant to the terms of this Agreement (individually, a “Conduit Lender” and, collectively, the “Conduit Lenders”), each of the Committed Lenders that is a signatory to this Agreement identified as a “Committed Lender” on the signature pages to this Agreement and listed on Annex 2 or that shall become a “Committed Lender” under this Agreement pursuant to the terms of this Agreement (individually, a “Committed Lender” and, collectively, the “Committed Lenders”), each of the Group Agents that is a signatory to this Agreement identified as a “Group Agent” on the signature pages to this Agreement and listed on Annex 2 or that shall become a “Group Agent” under this Agreement pursuant to the terms of this Agreement (individually, a “Group Agent” and, collectively, the “Group Agents”), BANK OF AMERICA, N.A., as the collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”, and, together with the Collateral Agent, the “Agents”), BANK OF AMERICA, N.A. and CREDIT SUISSE SECURITIES (USA) LLC, as joint structuring agents, BANK OF AMERICA, N.A., CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK AG, NEW YORK BRANCH, and ING CAPITAL LLC, as joint book runners and joint lead arrangers (the “Joint Lead Arrangers”) and, solely for

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purposes of the Limited Guaranty (defined below) and the obligations set forth in Section 10.20, Tesla, Inc., a Delaware corporation (the “Limited Guarantor”).”

b.Section 1.1 (Definitions) of the Loan Agreement shall be amended by adding the following definitions in alphabetical order thereto:

“[***].

[***].

“Tax Law Change” means, with respect to any Subject Fund, any “Change in Tax Law” or “Tax Law Change” as defined in the applicable Project Documents involving a change to the applicable corporate tax rate or, to the extent not defined in the applicable Project Documents, any change in federal income tax law involving a change to the applicable corporate tax rate.

“Tesla” means Tesla, Inc., a Delaware corporation, its successors and assigns.

“Transmission Provider” means one of three entities: the interconnecting utility, a regional transmission operator (RTO) or an independent system operator (ISO).

c.Section 1.1 (Definitions) of the Loan Agreement shall be amended by deleting the following definitions in their entirety and replacing them with the following:

“Applicable Margin” means with respect to the Loans, 2.75% per annum.

“Availability Period” means a period commencing on the Closing Date and ending on December 31, 2018; provided, that the Availability Period may be extended upon the mutual agreement of the Administrative Agent, the Group Agents and the Borrower pursuant to Section 2.12; provided, further, that in no event shall the Availability Period exceed the Loan Maturity Date.

“A “Change in Control” shall be deemed to have occurred if:

(a)the Limited Guarantor (or any successor entity thereto) shall cease to directly or indirectly own, beneficially and of record, 100% of the issued and outstanding equity interests in Member;

(b)Member shall cease to directly own, beneficially and of record, 100% of the issued and outstanding equity interests in the Borrower;

(c)the Borrower shall cease to directly own, beneficially and of record, 100% of the issued and outstanding equity interests in each Borrower Subsidiary Party

(d)Borrower Subsidiary Party directly transfers any of the Equity Interests owned by it in the related Subject Fund as of the date the Subject Fund becomes a Subject Fund under this Agreement and as such Equity Interests are set forth on Schedule 1.1(b) hereto (as such schedule may be updated prior to the funding of any new Subject Fund after the Closing Date);

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provided, that any disposition that would otherwise be a Change in Control that (x) complies with the terms of Section 2.10 or Section 6.4 or (y) is otherwise required under the applicable Project Documents shall, in each case, not be deemed to be a Change in Control.”

“Hedge Trigger Event” means the occurrence of LIBOR for a three (3) month Interest Period being greater than or equal to one percent (1.00%).

“Investor” means (i) tax equity investors or affiliates thereof who invest cash through a Tax Equity Structure and (ii) each investor in any Other Financed Structure other than any Affiliate of Limited Guarantor or SolarCity, as the case may be.  Each Investor is listed on Appendix 4, as such Appendix may be updated from time to time in accordance with the terms hereof.

“Limited Guarantor” means Tesla.

“Limited Guaranty” means the obligations of Limited Guarantor set forth in Sections 11.1 through 11.10 of the Loan Agreement.

“Loan Maturity Date” ” means the earlier of (a) (i) with respect to all Loans other than Incremental Loans, December 31, 2019, and (ii) with respect to each Incremental Loan, the maturity date specified in the terms of the Incremental Loan Commitment related to such Incremental Loan, in each case of the foregoing clauses (i) and (ii), subject to extension pursuant to Section 2.12 and (b) the date of acceleration of the Loans pursuant to Section 8.2.

“PBI” means a performance-based incentive paid as a stream of periodic payments by a utility or state or local Governmental Authority based on the production of a PV System, without any liability for failure to deliver a minimum amount of such production, as an inducement to a utility customer, solar company or installer to install or use solar equipment, expressly excluding SRECs and rebates; provided, however, any zero emissions Renewable Energy Credit program  or similar program which may be characterized as a Renewable Energy Credit program, for which a utility or Governmental Authority contracts with SolarCity or an Affiliate thereof for a fixed term to pay for such Renewable Energy Credits are PBIs and shall be treated as PBIs for purposes of the Financing Documents.

“Prohibited Manufacturer” means (a) with respect to any Tax Equity Structure or Other Financed Structure the Project Documents in respect of which set forth a list of approved manufacturers, (i) any manufacturer not set forth on such list of approved manufacturers, (ii) with respect to photovoltaic panels, [***], [***], [***], [***], [***], [***] or [***] and (iii) with respect to inverters, [***], [***], [***] or [***], (b) for any Subject Fund without an express approved manufacturers list, any manufacturer of photovoltaic panels or inverters other than those set forth in Appendix 8, as such Appendix 8 may be updated from time to time upon approval of the Administrative Agent and the Majority Group Agents.

“Responsible Officer” means, as to any Person, its president, chief executive officer, chief operating officer, chief financial officer, general counsel, controller or treasurer, or any managing general partner or managing member of such Person that is a

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natural person (or any of the preceding with regard to any managing general partner or managing member of such Person that is not a natural person) and responsible for the administration of the obligations of such Person in respect of this Agreement, or with respect to any Loan Party, Borrower Subsidiary Party, Limited Guarantor or SolarCity, any other officer or employee of such Person designated in or pursuant to an agreement between such Person and the Administrative Agent.

“SREC” means the definition “SRECs”, “RECs” or “Renewable Energy Credits”, as applicable, given in the applicable Project Documents of the applicable Subject Fund, but in any event, includes credits, credit certificates, green tags or similar environmental or green energy attributes (such as those for greenhouse gas reduction or the generation of green power or renewable energy) created by a Governmental Authority of any State or local jurisdiction and/or independent certification board or group generally recognized in the electric power generation industry, and generated by or associated with any System or electricity produced therefrom.  For the avoidance of doubt, any zero emissions renewable energy credit program (ZREC) or similar program which may be characterized as a Renewable Energy Credit program for which a utility or local Government Authority contracts with SolarCity, or an Affiliate thereof, for a fixed term to pay for such renewable energy credits are not considered SRECs under the Financing Documents.

“Sweep Event” means the occurrence and continuation of the following:

(a)the Managing Member Payment Level is less than 90%;

(b)(i) a Bankruptcy Event of SolarCity or the Limited Guarantor, as the case may be, or (ii) the Limited Guarantor does not have either of the following: (A) a corporate issuer rating by S&P of BBB- or Moody’s is Baa3, or (B) tangible net worth (defined as total assets less intangible assets less total liabilities, in each case as those terms are defined for GAAP purposes and as reflected on the Limited Guarantor’s most recent financial statements) of at least four hundred million dollars ($400,000,000) and the Limited Guarantor has total unrestricted cash, cash equivalents and investments with maturity of less than 12 months (as determined under GAAP) of at least one hundred fifty million dollars ($150,000,000); or

(c)the termination or expiration of the Availability Period.

“Tax Loss Indemnity” means, with respect to any Subject Fund, any obligation of SolarCity or the Limited Guarantor, as the case may be, to indemnify the applicable Subject Fund, Investor or Lessor for any Tax Loss in accordance with the applicable Project Documents of such Subject Fund.

“Tax Loss Policy” means, with respect to each Subject Fund, a policy of insurance or other credit enhancement product for the benefit of the Collateral Agent, under which the Tax Loss Insurer will, subject to the terms and conditions of the Tax Loss Policy, pay, or such other credit enhancement product will be used to pay, to the Collateral Agent the amount of any Tax Loss Indemnity which Limited Guarantor or SolarCity, as the case, has failed to pay as required under the applicable Project Documents, up to an aggregate amount and subject to a retention limit, deductible or other similar amount, substantially similar to any Tax Loss Policies previously approved

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by the Administrative Agent or otherwise approved by the Administrative Agent in its reasonable discretion.

d.The term “SolarCity” shall be replaced with the term “the Limited Guarantor” in Sections 5.4(e), 9.14(a), 10.14(a) and 10.14(b) of the Loan Agreement.

e.The term “SolarCity” shall be replaced with the term “SolarCity or the Limited Guarantor, as the case may be,” in Sections 2.1(f)(ii), 2.10(b), 5.2(a), 5.2(b), 5.2(d), 5.6(b)(i), 5.6(e) and 6.6(d) of the Loan Agreement.

f.The term “Guarantor” shall be replaced with the term “Limited Guarantor” in Sections 11.1 and 11.10(d) of the Loan Agreement.

g.Section 2.10(a) (Addition of Subject Funds; Release of Subject Funds) of the Loan Agreement is hereby amended by adding the following sub-clause (vi):

“(vi)The Administrative Agent will cooperate in good faith to develop a mutually agreeable process with Borrower and the Limited Guarantor in accordance with Section 5.6(c).”

h.Sections 2.13 (Interest Rate Protection) of the Loan Agreement shall be amended by deleting clauses (a) and (b) thereof in their entirety and replacing them with the following:

(a)With respect to the initial Borrowing Date, no later than ten (10) Business Days after such Borrowing Date, and for each Borrowing Date thereafter, no later than five (5) Business Days after such Borrowing Date, the Borrower shall enter into one or more interest rate swap agreements (each, an “Interest Rate Hedge Agreement”) commencing on the date following termination of the Availability Period and ending on the final day of the amortization schedule set forth in the most recently delivered Aggregate Advance Model (i) with one or more Acceptable Hedge Banks (each such Acceptable Hedge Bank, an “Interest Rate Hedge Counterparty”), (ii) in form and substance (x) reasonably acceptable to each such Interest Rate Hedge Counterparty and (y) substantially similar to one or more Interest Rate Hedge Agreements previously approved by the Administrative Agent or otherwise reasonably acceptable to the Administrative Agent, (iii) for an aggregate notional principal amount across all Interest Rate Hedge Agreements and Interest Rate Cap Agreements at least equal to 75% of the Outstanding Principal and not more than 105% of the Outstanding Principal during each quarterly period reflected in the amortization schedule set forth in the most recently delivered Aggregate Advance Model and after giving effect to the Loans requested to be made on such Borrowing Date, (iv) with a swap rate which is equal to the Swap Rate in effect on such Borrowing Date and (v) with an amortization schedule which is determined using the methodology used to calculate the Swap Rate.

(b)Within three (3) Business Days of the occurrence of a Hedge Trigger Event and, so long as such Hedge Trigger Event continues, on each Scheduled Calculation Date thereafter, the Borrower shall have entered into either (A) one or more interest rate cap agreements (each, an “Interest Rate Cap Agreement”) with one or more Acceptable Hedge Banks (each such Acceptable Hedge Bank, an “Interest Rate Cap Counterparty”) or (B) one or more Interest Rate Hedge Agreements with one or more Interest Rate Hedge Counterparties commencing on the execution date of such Interest Rate Hedge

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Agreement, in each case, (i) in form and substance (x) reasonably acceptable to each such Interest Rate Cap Counterparty or Interest Rate Hedge Counterparty, as the case may be, and (y) substantially similar to Interest Rate Cap Agreements or Interest Rate Hedge Agreements previously approved by the Administrative Agent or otherwise reasonably acceptable to the Administrative Agent, (ii) for an aggregate notional principal amount across all Interest Rate Caps and Interest Rate Hedge Agreements for each Interest Period prior to the expiration or termination of the Availability Period at least equal to 75% of the Outstanding Principal and not more than 105% of the Outstanding Principal, (iii) with respect to an Interest Rate Cap Agreement, (x) in respect of which the sole payment obligation of the Borrower is a premium that is payable upon the execution of such Interest Rate Cap Agreement and (y) with a strike rate which is not more than 2.0% and (z) which provides for payments to the Borrower on each Scheduled Payment Date during the Availability Period and (iv) with respect to an Interest Rate Hedge Agreement, meets the requirements set forth in sub-clauses (iv) and (v) set forth in clause (a) of this Section 2.13.

i.Section 3.2(j) of the Loan Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

j.Section 4.1 (Representations and Warranties) of the Loan Agreement is hereby amended by deleting clause (l) thereof in its entirety and replacing it with the following:

“(l)Asset-Backed Commercial Paper.  The Borrower has not and does not (x) issue any obligations that (a) constitute asset-backed commercial paper, or (b) are securities required to be registered under the Securities Act of 1933 or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (y) issue any other debt obligations or equity interests other than equity interests issued to the Member under the terms of the limited liability company agreement of Borrower. The assets and liabilities of Borrower are consolidated with the assets and liabilities of Limited Guarantor for purposes of generally accepted accounting principles.”

k.Section 5.3 (Portfolio Reports; Financial Statements) of the Loan Agreement shall be amended by deleting clauses (e) and (f) thereof in their entirety and replacing them with the following:

“(e)As soon as available but no later than forty-five (45) days after the close of each quarterly fiscal period, quarterly unaudited consolidated financial statements of the (A) the Borrower, (B) the Limited Guarantor (if such financial statements are not otherwise publicly available), which such financial statements shall include a footnote to indicate the separateness of Borrower from the Limited Guarantor and will indicate that the obligations hereunder are non-recourse to the general credit of the Limited Guarantor, (C) each Managing Member (provided, that unaudited consolidating financial statements of the Borrower showing entries on an individual basis with respect to each Managing Member shall satisfy this clause (C)), and (D) each Subject Fund), in each case prepared by the issuing entity in accordance with GAAP and certified by the chief financial officer of the issuing entity as of the end of such period, including a balance sheet and the related statement of income, stockholders’ or member’s equity and cash flows, in each case setting forth comparative figures for the corresponding periods from the prior year, to the extent available; provided, no quarterly financial statements shall be due with respect to the fourth quarter of the fiscal year.

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“(f)As soon as available but no later than one hundred twenty (120) days after the close of each applicable fiscal year, the audited financial statements, including a balance sheet and the related statement of income, stockholders’ or member’s equity and cash flows, and any footnotes thereto, in each case setting forth comparative figures for the prior year, to the extent available, of (A) the Borrower, as certified by Novogradac & Company LLP or another nationally-recognized independent certified public accountant selected by Borrower and reasonably acceptable to the Administrative Agent, (B) the Limited Guarantor (if such financial statements are not otherwise publicly available), which such financial statements shall include a footnote to indicate the separateness of Borrower from the Limited Guarantor and will indicate that the obligations hereunder are non-recourse to the general credit of the Limited Guarantor, and as certified by a nationally-recognized independent certified public accountant, and (C) each Managing Member, as certified by Novogradac & Company LLP or another nationally-recognized independent certified public accountant selected by Borrower and reasonably acceptable to the Administrative Agent (provided, that audited consolidating financial statements of the Borrower showing entries on an individual basis with respect to each Managing Member shall satisfy this clause (C)), and (D) each Subject Fund, as certified by Novogradac & Company LLP or another nationally-recognized independent certified public accountant selected by the applicable Subject Fund pursuant to its operating agreement; provided, the accountant certifications accompanying such audited financial statements shall not be qualified, or limited because of restricted or limited examination by such accountant of any material portion of the records of any entity.  Such audited financial statements shall be certified by the chief financial officer or other similar officer of the issuing entity as of the end of such period.

l.Section 5.3 (Portfolio Reports; Financial Statements) of the Loan Agreement is additionally amended by deleting clause (h) thereof in its entirety and replacing it with the following:

“(h)The Group Agents shall have the right to make inquiries with respect to any items delivered pursuant to this Section 5.3 and discuss the same with Responsible Officers of SolarCity, the Limited Guarantor, the Borrower, or the Funded Subsidiaries, as applicable.  Any such inquiries shall be coordinated by and delivered to the Borrower by the Administrative Agent; provided, that for so long as an Event of Default has occurred and is ongoing, such inquiries may be made by a Lender directly to the Borrower.”

m.Section 5.4 (Reports; Other Information) of the Loan Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following:

“(e)Deliver to the Administrative Agent, for the benefit of each Group Agent and each Lender, no later than one hundred twenty (120) days after the close of each applicable fiscal year, copies of the Certification Pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 as it relates to the audited financial statements of the Limited Guarantor (if such certifications are not otherwise publicly available).”

n.Section 5.6(c) (Books, Records, Access) of the Loan Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following:

“(c)Cooperate and cause the Limited Guarantor to cooperate, in each case, in good faith, to develop a mutually agreeable process to periodically conduct sampling and

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testing of financial processes and reports of the Funded Subsidiaries, including the ability of any representative of any Agent to discuss the affairs, finances and condition of the Borrower and the Funded Subsidiaries with the officers thereof and independent accountants therefor.”

o.Section 5.20 (Asset-Backed Commercial Paper) of the Loan Agreement is hereby deleted in its entirety.

p.Article VI (Negative Covenants of the Borrower) of the Loan Agreement is hereby amended by adding the following Section 6.22:

“6.22 Asset-Backed Commercial Paper.  Will not, during the term of the Agreement (x) issue any obligations that (a) constitutes asset-backed commercial paper, or (b) are securities required to be registered under the Securities Act of 1933 or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (y) issue any other debt obligations or equity interests other than equity interests issued to the Member under the terms of the limited liability company agreement of Borrower.

q.Section 8.1 (Events of Default) of the Loan Agreement shall be amended by deleting clause (f) in its entirety and replacing it with the following:

“(f)Breach of Terms of Financing Agreements.  (i) Limited Guarantor fails to pay when due or perform its obligations under Sections 11.1 through 11.10, (ii) the Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 5.1, 5.12, 5.13, Article 6 (excluding Sections 6.10(a)-(d) and 6.19) or 11.11, or (iii) any Loan Party or Borrower Subsidiary Party shall fail to perform or observe any other covenant to be performed or observed by it hereunder or under any Financing Document and not otherwise specifically provided for elsewhere in this Section 8.1, and such failure shall continue unremedied for a period of thirty (30) days after the Borrower becomes aware of such failure; provided, that if (x) such failure can be remedied, (y) such failure cannot reasonably be remedied within such 30 day period, and (z) the Borrower commences cure of such failure within such 30 day period and thereafter diligently seeks to remedy the failure, then an “Event of Default” shall not be deemed to have occurred until such time as the Borrower ceases reasonable efforts to cure such failure unless such failure continues for a period of 90 calendar days.”

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r.Section 10.1(a) (Addresses; Notices) of the Loan Agreement shall be amended by deleting the notice information for the Borrower and replacing it as follows:

“To the Borrower:

Megalodon Solar, LLC

3055 Clearview Way

San Mateo, CA 94402

Attention:	Legal, Finance
Telephone:	(650) 638-1028
Telecopy:	(650) 638-1029

Email:legal.finance@tesla.com ”

s.Section 10.1(a) (Addresses; Notices) of the Loan Agreement shall be further amended by inserting the notice information for the Limited Guarantor as follows:

“To the Limited Guarantor:

Tesla, Inc.

3055 Clearview Way

San Mateo, CA 94402

Attention:	Legal, Finance
Telephone:	(650) 638-1028
Telecopy:	(650) 638-1029

Email:legal.finance@tesla.com ”

t.Section 10.20(a) (Agreement Not to Petition; Excess Funds) of the Loan Agreement shall be amended by deleting the phrase “the laws of the United States or any state of the United States” and replacing it with “the laws of the United States, any state of the United States or any other jurisdiction”.

u.Section 10.21(a) (No Recourse) of the Loan Agreement is hereby amended by inserting immediately after the phrase “Bankruptcy Code of the United States” the following: “or any similar law in another jurisdiction”.

v.Section 11.1 (Tax Loss Policies) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“11.11Tax Loss Policies.

(a)The Borrower shall cause, within sixty (60) days of the Closing Date, delivery of a Tax Loss Policy in respect of each Subject Fund listed on Appendix 4 on the Closing Date other than [***] and [***], each in form and substance reasonably acceptable to the Administrative Agent.

(b)Borrower shall cause, within sixty (60) days after a Potential New Fund becomes a Subject Fund, the delivery of a Tax Loss Policy in respect of such Subject Fund in form and substance substantially identical to any prior Tax Loss Policy delivered by Borrower pursuant to this Agreement or otherwise in form and substance reasonably

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acceptable to the Administrative Agent; provided, however, no Tax Loss Policy shall be required for any Subject Fund:

(i)with an Inverted Lease Structure in respect of which (A) such payments to be made by the Lessee to the Lessor as rent on any date under the lease may not be reduced as a result of any Tax Loss and (B) the amount of distributions on any date from the Lessor to the Borrower may not be reduced as a result of any Tax Loss or non-payment of a Tax Loss Indemnity;

(ii)in respect of which the Investor has expressly subordinated all payments in respect of any Tax Loss Indemnity to the payment of Obligations under the Financing Documents;

(iii)with a Partnership Flip Structure in respect of which (A) the Managing Member has a purchase option with (x) a Purchase Option date that is fixed and not based upon the achievement of a target internal rate of return or otherwise impacted in any way by any Tax Loss or non-payment of a Tax Loss Indemnity and (y) a Purchase Option Price (as defined in the CADA) that is not impacted in any way by any Tax Loss or non-payment of a Tax Loss Indemnity and (B) the amount of distributions on any date from the Partnership to the Partnership Managing Member may not be reduced as a result of any Tax Loss or non-payment of a Tax Loss Indemnity; or

(iv)that benefits from other credit support covering substantially the same risks as a Tax Loss Policy and otherwise reasonably acceptable to the Administrative Agent.

(c)The Borrower shall cause (i) by the deadline set forth in each Tax Loss Policy, the named insured under each Tax Loss Policy to exercise any right thereunder (x) to increase the aggregate amount of such policy (or, in the case of the excess Tax Loss Policy issued by Houston Casualty Company, reduce the amount of such policy) and (y) to reduce the retention limit, deductible or other similar amount in respect thereof, (ii) by the deadline set forth in each Tax Loss Policy, the payment of any additional premium, fee or other amount payable as a result of such action, and (iii) within five (5) Business Days of any action described in clause (i),  the delivery to the Administrative Agent and each Group Agent of evidence of such action.

w.Exhibits A through I are hereby amended by deleting them in their entirety and replacing them with the Exhibits A through I set forth on the attached Addendum A.

x.Annex 2 (Lenders/Lending Office) is hereby amended by deleting the phone number for GIFS Capital Company, LLC and replacing it with “[***]”.

y.Annex 3 (Schedule of Lender Commitments) is hereby amended by deleting it in its entirety and replacing it with the attached Addendum B.

z.Clause (i) of Appendix 1 (Advance Rate) to the Loan Agreement shall be amended by revising the Advance Rate (expressed as a percentage) set forth in the table for the Subject Fund of [***], from “[***]” to “[***].”

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aa.The table in clause (ii) to Appendix 1 (Advance Rate) labeled “Advance Rate” shall be amended by deleting the table in its entirety and replacing it with the following definition of “Advance Rate”:

“Advance Rate” means, for a given Subject Fund, a percentage equal to (i) for a Non-Financed Structure, [***]% and (ii) for Subject Funds with all other types of structures, a percentage equal to the lesser of (a) [***]% and the ratio (expressed as a percentage) of (b) (x) the maximum amount of debt that can be fully supported by Net Cash Flows distributable to the Managing Member of such Subject Fund, calculated using the Downside Assumptions and assuming that interest accrues at the Default Rate and (y) the Discounted Solar Asset Balance of such Subject Fund.

bb.Clause (ii) of Appendix 1 (Advance Rate) to the Loan Agreement shall be amended by deleting the definition of “CB” or “Cash Sweep Fund Baseline” in its entirety.

cc.Clause (ii) of Appendix 1 (Advance Rate) to the Loan Agreement shall be amended by deleting the definition of “ITC Downside Case” in its entirety and replacing it with the following:

“Downside Assumptions” means, with respect to a given Subject Fund, the stress assumptions set forth in the following table:

Characteristic	Downside Assumptions
Availability	[***]%
Degradation	[***]% per annum
Host Customer Default	[***]% per annum
O&M and Administrative Costs	Year 1: $27.5/k/Wdc/year With escalation of 2% per annum thereafter
Fair Market Value Haircut	[***]% reduction in the fair market value in the first month that a Subject Fund is included in the Available Borrowing Base. Proceeds under a Tax Loss Policy is received in year 3
Other Unpaid Indemnities that may be due	[***]% of Investor Commitment in the first month that a Subject Fund is included in the Available Borrowing Base

dd.Section II to Appendix 2 (Borrowing Base Certificate Calculations) shall be amended by deleting the following definitions in their entirety and replacing them with the following:

“Aggregate Advance Model” means the model that includes each of the Subject Funds in the form of Exhibit H-1 (which Exhibit H-1 may be updated from time to time with the addition of new Subject Funds or Systems pursuant to Section 2.10 or 3.3(a)), forecasting the Net Cash Flows to each Managing Member under each Subject Fund (including in the case of a Partnership Flip Structure, before and after the expected “Flip Date,” and in the case of an Inverted Lease Structure and a Partnership Lease Pass

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Through Structure, before and after the expiration of the master lease and to the applicable wholly-owned subsidiary of the Borrower under each Other Non-Financed Structure), in each case: (i) calculated in accordance with and adjusted for the Assumptions, (ii) adjusted to exclude Excluded Revenues and as necessary to calculate, as applicable, the Investor’s preferred return, the capital contributions made by each Member of a Subject Fund, and the effect of host customer prepayments, customer terminations, Defaulted Systems and Terminated Systems, (iii) accounting for the applicable system information in the System Consolidator, (iv) adjusted to account for the anticipated impact on Net Cash Flow in respect of Borrower’s interest in any Subject Fund assuming that any Investor Withdrawal Option or Purchase Option, if applicable, in respect of such Subject Fund is exercised in accordance with the applicable Project Documents for such Subject Fund, as such impact is determined by the Administrative Agent in consultation with the Borrower and is set forth on a Schedule to the Aggregate Advance Model, and (v) with respect to each Subject Fund financed pursuant to the Loan Agreement after the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and Majority Group Agents as determined in consultation with the Lenders and the Borrower. In addition, the Aggregate Advance Model will be updated as of the date such model is delivered to reflect any modifications required due to changes in System Consolidator or Revised Net Cash Flow, including any adjustments as a result of a Tax Law Change. The System Consolidator shall identify Systems that have become Defaulted Systems and the Aggregate Advance Model shall identify Subject Funds that have become Watched Funds.  Any System with a Host Customer that has no FICO score or a FICO score less than [***] at the time such Host Customer signed the applicable power purchase agreement or lease agreement will be excluded from, or assigned a value of zero in, the Aggregate Advance Model.

“Available Borrowing Base” means the sum of the Subject Fund Borrowing Bases for all Subject Funds less the sum (without duplication of any amounts) of the Aggregate Sub-Limit 1 Balance, the Aggregate Sub-Limit 2 Balance, the Aggregate Sub-Limit 3 Balance, the Aggregate Sub-Limit 4 Balance, the Aggregate Sub-Limit 5 Balance, the Aggregate Sub-Limit 6 Balance, the Aggregate Sub-Limit 7 Balance, the Aggregate Sub-Limit 8 Balance, the Aggregate Sub-Limit 9 Balance, and the Aggregate Sub-Limit 10 Balance; provided, however, if as of the date of a Borrowing Base Certificate, the aggregate Subject Fund Borrowing Bases of all full Cash Sweep Funds exceed ten percent (10%) of the Available Borrowing Base, then the Subject Fund Borrowing Base of each full Cash Sweep Fund shall be deemed to be reduced on a pro rata basis (and the Available Borrowing Base shall be deemed to be reduced accordingly) in a sufficient amount so that the aggregate Subject Fund Borrowing Bases of all full Cash Sweep Funds no longer exceed ten percent (10%) of the Available Borrowing Base; provided, further, that so long as the [***] Subject Fund is a Subject Fund, the aggregate Subject Fund Borrowing Bases of all full Cash Sweep Funds shall be zero percent (0%) of the Available Borrowing Base, except as otherwise agreed by the Majority Group Agents at the time of the addition of a full Cash Sweep Fund pursuant to Section 2.10(a).

“Carrying Cost” means, the sum of (i) the weighted average rate under all Interest Rate Hedge Agreements, Interest Rate Cap Agreements, and, with respect to any portion of the Loans for which there is no Interest Rate Hedge Agreement nor any Interest Rate Cap Agreement, the rate applicable to such portion, (ii) the Applicable Margin and (iii) all other relevant transaction fees, converted where necessary from a fixed amount to a relevant margin basis.

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“Defaulted System” means any System that (i) has not been in service for 180 days or more (subject to force majeure exceptions) and is not a Terminated System, (ii) where (a) the related Host Customer is more than 120 days past due on any portion of a contractual payment due under the related Customer Agreement and (b) the related Customer Agreement has not been brought current or the related PV System has not been removed and re-deployed and/or the related Customer Agreement reassigned (or a replacement Customer Agreement executed) within 240 days after the end of such 120-day period, (iii) with respect to which a Host Customer has failed to make a buy-out payment that is due and payable under a Customer Agreement or (iv) in respect of which the Host Customer has, under any Customer Agreement to which such Host Customer is a party, suspended performance pursuant to [***] for a period of 60 days or more.  For the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to, or execution of, a replacement Customer Agreement with a new Host Customer shall not cause a System to be deemed to be a Defaulted System.

“Investor Guarantor” means, with respect to any Subject Fund, the guarantor under any Guarantee issued by SolarCity or Tesla, as the case may be, or any of its Affiliates for the benefit of the Investor in connection with such Subject Fund.

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“Sub-Limit 1 Assets”, “Sub-Limit 2 Assets”, “Sub-Limit 3 Assets”, “Sub-Limit 4 Assets”, “Sub-Limit 5 Assets”, “Sub-Limit 6 Assets”, “Sub-Limit 7 Assets”, “Sub-Limit 8 Assets”, “Sub-Limit 9 Assets”, “Sub-Limit 1 Balance”, “Aggregate Sub-Limit 1 Balance”, “Sub-Limit 2 Balance”, Aggregate Sub-Limit 2 Balance”, “Aggregate Sub-Limit 3 Balance”, “Sub-Limit 4 Balance”, “Aggregate Sub-Limit 4 Balance”, “Sub-Limit 5 Balance”, “Aggregate Sub-Limit 5 Balance”, “Aggregate Sub-Limit 6 Balance”, “Aggregate Sub-Limit 7 Balance”, “Aggregate Sub-Limit 8 Balance”, “Aggregate Sub-Limit 9 Balance”, and “Aggregate Sub-Limit 10 Balance” have the meanings set forth below.

Sub-Limits
Sub-Limit 1 Assets	Any System for which the related Host Customer had a FICO score of less than [***] at the time of origination shall be deemed a “Sub-Limit 1 Asset”.
Sub-Limit 1 Balance	For any Subject Fund, (i) the greater of (a) 0 and (b) the amount by which the DSAB of all Sub-Limit 1 Assets exceeds 25% of the DSAB of all Eligible Systems, multiplied by (ii) 100%.
Aggregate Sub-Limit 1 Balance

For all Funded Systems, (i) the greater of (a) 0 and (b) the amount by which the Advance Rate adjusted DSAB of all Sub-Limit 1 Assets exceeds 15% of the sum of the Subject Fund Borrowing Bases, multiplied by (ii) 100%.

Sub-Limit 2 Assets	Any System for which the related Host Customer had a FICO score less than [***] at the time of origination shall be deemed a “Sub-Limit 2 Asset”.
Sub-Limit 2 Balance

For any Subject Fund, (i) the greater of (a) 0 and (b) the amount by which the DSAB of all Sub-Limit 2 Assets (after giving effect to the Sub-Limit 1 Balance) exceeds 35% of the DSAB of all Eligible Systems, multiplied by (ii) 30%.

Aggregate Sub-Limit 2 Balance

For all Funded Systems, (i) the greater of (a) 0 and (b) the amount by which the Advance Rate adjusted DSAB of all Sub-Limit 2 Assets (after giving effect to the Aggregate Sub-Limit 1 Balance) exceeds 30% of the sum of the Subject Fund Borrowing Bases, multiplied by (ii) 100%.

Sub-Limit 3 Assets	Inspected Systems.
Aggregate Sub-Limit 3 Balance

For all Funded Systems, the sum of (A), which equals (i) the greater of (a) 0 and (b) the amount by which the Advance Rate adjusted DSAB of all Sub-Limit 3 Assets exceeds 40% but is less than 50% of the sum of the Subject Fund Borrowing Bases, multiplied by (ii) 50%, and (B), which equals (iii) the greater of (a) 0 and (b) the amount by which the Advance Rate adjusted DSAB of all Sub-Limit 3 Assets exceeds 50% of the sum of the Subject Fund Borrowing Bases, multiplied by (iv) 100%.

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Sub-Limits
Sub-Limit 4 Assets	Commercial Systems contracted with Non-Investment Grade Commercial Host Customers shall be “Sub-Limit 4 Assets”.
Sub-Limit 4 Balance	For any Subject Fund, the amount by which the DSAB from Sub-Limit 4 Assets exceeds 5% of the DSAB from Eligible Systems owned by such Subject Fund.
Aggregate Sub-Limit 4 Balance	For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 4 Assets exceeds 25% of the Advance Rate adjusted DSAB from all Eligible Systems which are Commercial Systems.
Sub-Limit 5 Assets	Commercial Systems contracted with a Shadow Rated Commercial Host Customer shall be “Sub-Limit 5 Assets”.
Sub-Limit 5 Balance	For any Subject Fund, the amount by which the DSAB from Sub-Limit 5 Assets exceeds 20% of the DSAB from Eligible Systems owned by such Subject Fund.
Aggregate Sub-Limit 5 Balance	For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 5 Assets exceeds 50% of the Advance Rate adjusted DSAB from all Eligible Systems which are Commercial Systems.
Sub-Limit 6 Assets	Systems the solar photovoltaic panels and inverters with respect to which were manufactured by Prohibited Manufacturers~~,~~  shall be “Sub-Limit 6 Assets”.
Aggregate Sub-Limit 6 Balance

For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 6 Assets exceeds 5% of the DSAB from all Eligible Systems, provided that Administrative Agent will review in its discretion and subject to the approval of the Majority Group Agents increases to such Sub-Limit 6 Balance.

Sub-Limit 7 Assets	Systems that include any battery storage equipment.
Aggregate Sub-Limit 7 Balance	For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 7 Assets exceeds 10% of the Advance Rate adjusted DSAB from all Eligible Systems.
Sub-Limit 8 Assets	Inspected Systems that have failed to reach PTO status within 90 days after reaching Inspected Status.
Aggregate Sub-Limit 8 Balance

For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 8 Assets (after giving effect to the Aggregate Sub-Limit 9 Balance) exceeds 20% of the Advance Rate adjusted DSAB from all Inspected Systems.

Sub-Limit 9 Assets	Inspected Systems that have failed to reach PTO status within 120 days after reaching Inspected Status.

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Sub-Limits
Aggregate Sub-Limit 9 Balance	For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 9 Assets exceeds 10% of the Advance Rate adjusted DSAB from all Inspected Systems.
Sub-Limit 10 Assets	Any commercial Funded System for which the associated Customer Agreement has [***] or [***].
Aggregate Sub-Limit 10 Balance	For all Funded Systems, the amount by which the Advance Rate adjusted DSAB from Sub-Limit 10 Assets exceeds 10% of the Advance Rate adjusted DSAB from all Funded Systems.

ee.Section 2.g. to Appendix 3 (Eligibility Representations) of the Loan Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“g.Absolute and Unconditional Obligation: The related Customer Agreement is by its terms an absolute and unconditional obligation of the Host Customer to (i) pay for electricity generated and delivered, that will be generated and delivered, or, [***], (ii) to make scheduled lease payments, or (iii) to pay for commodities generated by or derived from or that will be generated or derived from the operation of the related PV System, in each case after the related PV System has received permission to operate from the local utility in writing or in such other form as is customarily given by such local utility (“PTO”), and such payment obligations under the related Customer Agreement do not provide for offset for any reason including non-payment or non-performance under any customer warranty agreement or performance guaranty provided to the applicable Host Customer; provided, however, that [***].

ff.Section 2.h. to Appendix 3 (Eligibility Representations) of the Loan Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“h.Non-cancelable; Prepayable: The related Customer Agreement is non-cancelable by its terms as of the applicable Borrowing Date except, in the case of certain commercial or governmental Customer Agreements that are cancelable subject to payment by the related Host Customer of a termination value payment; and, other than with respect to Customer Agreements that have been fully prepaid or partially prepaid prior to the Borrowing Date, the related Customer Agreement is prepayable by its terms only in connection with a Host Customer selling their home to a transferee that is not approved in accordance with the terms of such Customer Agreement in an amount equal to an amount determined by discounting all projected payments that would have become payable thereunder by the Host Customer at a pre-determined discount rate of 5%.”

gg.Section 23.a. to Appendix 3 (Eligibility Representations) of the Loan Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“All applications, forms and other filings required to be submitted in connection with the procurement of PBIs have been properly made, or will be in the process of being made, in all material respects under applicable law, rules and regulations and the related PBI obligor is in the process of approving or has provided a written reservation approval

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(which may be in the form of electronic mail from the related PBI obligor) for the payment of PBI payments.”

hh.Appendix 6 (System Information Included in System Consolidator) to the Loan Agreement is hereby amended by inserting the following new clause (n) and shifting the remaining clauses by one letter:

“(n) Sub-Limit 10 Flag, Binary indicator of “1” if Customer Agreement has [***] or [***];”

ii.Appendix 7 (Tax Equity Representations and Other Representations) to the Loan Agreement is hereby amended by deleting each instance of the term “SolarCity in favor of an Investor” set forth therein and replacing such term with “SolarCity or Tesla, in favor of an Investor”.

jj.The Section headed “Inverters” in Appendix 8 (Approved Manufacturers) shall be amended by deleting it in its entirety and replacing it with the following:

Inverters

[***]

kk.Clause 10 of Part I to Appendix 10 (Conventional Tax Equity Structure Characteristics) shall be amended by deleting it in its entirety and replacing it with the following:

“10.SolarCity Member’s obligation to indemnify the Investor Member, if any, is limited to customary indemnities for breach of the LLCA or bad acts, standard tax indemnities (but not structure or tax ownership) and [***]. [***].”

ll.Clauses 9 and 12 of Part II to Appendix 10 (Conventional Tax Equity Structure Characteristics) shall be amended by deleting it in its entirety and replacing it with the following:

“9.Subject Fund Class A Member’s obligation to indemnify the Subject Fund Class B Member or Investor, if any, is limited to customary indemnities for breach of the Subject Fund LLCA or bad acts, standard tax indemnities (but not structure or tax ownership) and [***]. [***].

12.The Subject Fund Manager may not be removed in its capacity as managing member of the Subject Fund other than as a result of (i) any material uncured breach of the Subject Fund LLCA or any other transaction documents relating to the Subject Fund, (ii) violation of any applicable Law, (iii) fraud, gross negligence, intentional misconduct, intentional malfeasance, acting outside the scope of authority, failure to exercise reasonable care, misappropriation or mishandling of funds or breach of fiduciary duties, (iv) bankruptcy or insolvency of the Manager, SolarCity, Investor Guarantor or the Subject Fund, (v) removal of the Master Tenant Manager by the Investor pursuant to the Master Tenant operating agreement, (vi) failure of the Subject Fund to qualify as a limited liability company, (vii) termination of the Subject Fund for federal income tax purposes or (viii) the Subject Fund being treated as an association, taxable as a corporation for federal income tax purposes.”

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mm.Clause 2 of Part III to Appendix 10 (Conventional Tax Equity Structure Characteristics) shall be amended by deleting it in its entirety and replacing it with the following:

“2.The Subject Fund’s obligation to indemnify the Lessee, if any, will be limited to customary indemnities for breach of the Master Lease or bad acts, standard tax indemnities (but not structure, including that the Master Lease is a “true lease”) and [***]. [***].”

Section 4.Amendments to the CADA.  Subject to the prior satisfaction of the conditions precedent described in Section 6 hereof, the CADA will be amended as follows (the “CADA Amendments”):

a.Section 1.1 of the CADA shall be amended by adding the following definition in alphabetical order:

“Tax Credit” means, with respect to a System, the investment tax credit under Section 48(a)(3)(A)(i) of the Code or any successor provision  of the Internal Revenue Code of 1986, as amended, for such System.

“Tax Law Change” has the meaning set forth in the Loan Agreement.

b.Section 1.1 of the CADA shall be amended by deleting the following definitions in their entirety and replacing them with the following:

“Additional Supplemental Required Deposit” means [***].

Inverter Required Deposit” means [***].

“Tax Loss Required Deposit” means [***].

c.Section 4.3(e)(2) of the CADA shall be amended by deleting it in its entirety and replacing it with the following:

“(2)Second, to the Administrative Agent to be distributed on a pro-rata basis to (i) each Lender on a pro-rata basis (based on the amount of interest due) in an amount equal to any interest due and payable to the Lenders under the Financing Documents and (ii) each Interest Rate Hedge Counterparty on a pro-rata basis, as applicable, in an amount equal to pay any amounts (other than termination payments) due and payable to the Interest Rate Hedge Counterparties under the Interest Rate Hedge Agreements;”

d.Section 4.3(e)(3) of the CADA shall be amended by deleting it in its entirety and replacing it with the following:

“(3)Third, to the Administrative Agent toward all outstanding principal of the Loans and all termination payments then due and payable to the Interest Rate Hedge Counterparties under the Interest Rate Hedge Agreements;”

Section 5.Acknowledgements and Consents. Subject to prior satisfaction of the conditions precedent described in Section 6 hereof:

a.the Required Group Agents consent to the Limited Guarantor Assignment, the Loan Agreement Amendments, notwithstanding anything to the contrary in Section 2.2(d) and Section 2.2(e) of

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the Loan Agreement, the Commitment Reduction, and the CADA Amendments, with acknowledgement by each of the Administrative Agent, the Collateral Agent and, with respect to the CADA Amendments, the Depositary.

b.the Required Group Agents consent to (A) the Second Amendment Agreement, to be executed by and among, SolarCity Corporation, [***], [***], and [***] and (B) [***], in each case which is substantially in the form of Addendum C attached hereto.

Section 6.Conditions Precedent.  This Action shall be effective upon the satisfaction of the following conditions precedent:

a.The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

b.The Administrative Agent shall have received for its own account, and for the account of each Committed Lender entitled thereto, a fee equal to the product of (i) [***]% (an extension fee of [***]% and a new fund approval fee of [***]%) and (ii) each Committed Lender’s Commitment Amount as set forth in Annex 3 to the Loan Agreement as set forth in further detail below.

Lender	Amount
Bank of America, N.A.	$[***]
Credit Suisse AG, New York Branch	$[***]
ING Capital LLC	$[***]
Deutsche Bank AG, New York Branch	$[***]
KeyBank National Association	$[***]
National Bank of Arizona	$[***]
CIT Bank, N.A.	$[***]
Silicon Valley Bank	$[***]
Total	$[***]

c.Each of the Administrative Agent and each Group Agent shall have received an opinion, dated no earlier than the Effective Date, of Wilson Sonsini Goodrich & Rosati, counsel to the Loan Parties, the Borrower Subsidiary Parties, SolarCity and Tesla, in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Majority Group Agents.

d.All representations and warranties of the Borrower contained in Article 4 of the Loan Agreement are true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date) other than those representations and warranties that are modified by materiality by their own terms, which are true and correct in all respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all respects as of such earlier date).

e.No Default or Event of Default has occurred and is continuing or will result from the execution of this Action.

Section 7.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or

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any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 8.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 9.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b)(x) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 10.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as Borrower

By:	/s/ Radford Small
Name:	Radford Small
Title:	Treasurer

SOLARCITY CORPORATION

By:	/s/ Radford Small
Name:	Radford Small
Title:	Treasurer

TESLA, INC.

By:	/s/ Deepak Ahuja
Name:	Deepak Ahuja
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as a Group Agent

By:	/s/ Spencer Hunsberger
Name:	Spencer Hunsberger
Title:	Director

CIT BANK, N.A., as a Group Agent

By:	/s/ Marc Theisinger
Name:	Marc Theisinger
Title:	Managing Director

[ Signature Page to Required Group Agent Action No. 36 ]

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CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Kyle Hatzes
Name:	Kyle Hatzes
Title:	Vice President

By:	/s/ Gregory Leveto
Name:	Gregory Leveto
Title:	Managing Director

ING CAPITAL, LLC, as a Group Agent

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Managing Director

By:	/s/ Mark Parrish
Name:	Mark Parrish
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 36 ]

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National Bank of Arizona, as a Group Agent

By:	/s/ Craig Robb
Name:	Craig Robb
Title:	Executive Vice President

SILICON VALLEY BANK, as a Group Agent

By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

BANK OF AMERICA, N.A. as Depositary

By:	/s/ Wayne M. Evans
Name:	Wayne M. Evans
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 36 ]

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Addendum A – Exhibits

EXHIBIT A
to Loan Agreement

FORM OF NOTE

[See Attached]

Exhibit A

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NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to BANK OF AMERICA, N.A. or its registered assigns (the “Group Agent”), on behalf of the Lenders in its related Group, in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Group to the Borrower under that certain Loan Agreement, dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, the Lenders from time to time party thereto, the Group Agents from time to time party thereto, Bank of America, N.A., as collateral agent for the Secured Parties (“Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, and Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Exhibit A

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

MEGALODON SOLAR, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

LOANS AND PAYMENTS with respect thereto

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit A

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B-1
to Loan Agreement

FORM OF BORROWING NOTICE

[See Attached]

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BORROWING NOTICE

Date:____________1
Requested Borrowing Date:_____________

Bank of America, N.A.
Administrative Agent
901 Main Street
Mail Code:  TX1-492-14-12
Dallas, TX  75202-3714

Attention: [***]
Telephone:  [***]
Telecopy:  [***]

[***]

Bank of America, N.A.
900 West Trade Street
Mail Code:  NC1-026-06-03
Charlotte, NC 28255-0001
Attention:  [***]
Telephone:  [***]
Telecopy:  [***]

[***]

Re:Project Kronor Loan Facility

This Borrowing Notice is delivered to you pursuant to Section 2.1(a)(iii) of the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor (the “Limited Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower. Each capitalized term used and not otherwise defined herein shall have the meaning assigned thereto in Section 1.1 of the Loan Agreement.

This Borrowing Notice constitutes a request for a Loan as set forth below:

1.The aggregate principal amount of the Loan requested is $____________2 (the “Requested Amount”).

1 Notice must be received by Administrative Agent at least three (3) Business Days before the date of the Requested Borrowing Date.

2 The Requested Amount exceeds $2,500,000 or such lesser amount as is remaining under the Commitment.

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.The Borrowing Date of the requested Loan is ____________ (the “Requested Borrowing Date”), which is a Business Day.

3.The Applicable Interest Rate of the requested Loan is [Base Rate] [Daily LIBO Rate] [LIBO Rate].

4.Schedule 1 hereto is a Borrowing Base Certificate, dated as of the date hereof, delivered pursuant to Section 2.1(a)(iv)(A) and Section 3.2(c) of the Loan Agreement.

5.[Reserved].

6.Schedule 2 hereto contains a copy of each Interest Rate Protection Agreement to be entered into by the Borrower on the Requested Borrowing Date in accordance with Section 2.13 of the Loan Agreement, and such Interest Rate Protection Agreements constitute all Interest Rate Protection Agreements required under Section 2.13 in respect of the Borrowing requested hereunder.

7.Proceeds of the Loan should be directed [in accordance with the flow of funds memorandum delivered on the date hereof to the Administrative Agent] [to the following account[s]:  ________].

The undersigned further confirms and certifies to Administrative Agent and each Lender that, as of the date hereof:

(a)All representations and warranties of the Loan Parties under the Financing Documents are true and correct in all material respects as of such Borrowing Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date), other than those representations and warranties which are modified by materiality by their own terms, which shall be true and correct in all respects as of such Borrowing Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all respects as of such earlier date).

(b)No Default or Event of Default has occurred and is continuing or will result from the making of the Borrowing of such Loan.

(c)All Liens contemplated to be created and perfected in favor of the Collateral Agent pursuant to the Collateral Documents shall have been so created, perfected and filed in the applicable jurisdictions, including in respect of Borrower’s Equity Interest in each Managing Member of any Subject Fund.

(d)All amounts required to be paid to or deposited with any Secured Party under any Financing Document, and all taxes, fees and other costs payable in connection with the execution, delivery, recordation and filing of the documents and instruments required to be filed as a condition precedent to Section 3.1 or Section 3.2 of the Loan Agreement have been paid in full (or shall be paid concurrently with the occurrence of Borrowing requested hereunder).3

3 Agents and Lenders may consent to other arrangements for paying such amounts.

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e)After giving effect to the Borrowing hereby and any Watched Fund identified in the Borrowing Base Certificate attached hereto as Schedule 2, the Borrower is in compliance with the Borrowing Base Requirements.

(f)No Material Adverse Effect has occurred or is continuing since the Closing Date, and, to the Borrower’s Knowledge, no event or circumstance exists that could reasonably be expected to result in a Material Adverse Effect.

(g)No Bankruptcy Event has occurred with respect to any Borrower Subsidiary Party, SolarCity or the Limited Guarantor [except, with respect to any Borrower Subsidiary Party, as noted in (k) below].

(h)The conditions precedent set forth in Sections 3.3 and 3.4, respectively, of the Loan Agreement with respect to any new Systems or any new Subject Funds added to the Available Borrowing Base for the purpose of making the Borrowing requested hereby shall have been satisfied in all respects as of the Requested Borrowing Date.

(i)The Interest Reserve Account has been funded in an amount at least equal to the Interest Reserve Required Balance.

(j)Each Current System is an Eligible System, except as noted in (k) below.

(k)No Current System is excluded from the definition of Net Cash Flow, no Subject Fund is a Watched Fund, and no Funded System has become excluded from the definition of Net Cash Flow other than the following: [•].4

[Remainder of Page Intentionally left blank]

4 Insert any Watched Systems and applicable Eligibility Representations not satisfied as applicable.

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be executed as of the date first written above.

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1

Borrowing Base Certificate

[See Attached.]

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2

Interest Rate Protection Agreements

[See Attached.]

Exhibit B-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B-2
to Loan Agreement

FORM OF CONVERSION AND CONTINUATION NOTICE

[See Attached]

Exhibit B-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONVERSION AND CONTINUATION NOTICE

Date: ___________

Bank of America, N.A.
Administrative Agent
901 Main Street
Mail Code:  TX1-492-14-12
Attention:  [***]
Dallas, TX  75202-3714
Telephone:  [***]
Telecopy:  [***]

[***]

Bank of America, N.A.
900 West Trade Street
Mail Code:  NC1-026-06-03
Charlotte, NC  28255-0001
Attention:  [***]
Telephone:  [***]
Telecopy:  [***]

[***]

Re:Project Kronor Loan Facility

This Conversion and Continuation Notice is delivered to you pursuant to Section 2.1(a)(vi) of the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned thereto in Section 1.1 of the Loan Agreement.

This Conversion and Continuation Notice constitutes a request to [convert a Base Rate Loan to a Daily LIBO Rate Loan] [convert a Base Rate Loan to a LIBO Rate Loan] [convert a LIBO Rate Loan to a Daily LIBO Rate Loan] [convert a LIBO Rate Loan to a Base Rate Loan] [convert a Daily LIBO Rate Loan to a LIBO Rate Loan] [convert a Daily LIBO Rate Loan to a Base Rate Loan] as set forth below (the “Conversion”):

1.The aggregate principal amount of the Loan is originally $__________.

2.The Borrowing Date [s] of the Loan[s] to be [continued][converted] [was] [were] __________.

3.The date of the requested Conversion is __________.

Exhibit B-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has caused this Conversion Notice to be executed as of the date first written above.

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit B-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C
to Loan Agreement

FORM OF ASSIGNMENT AND ACCEPTANCE

[See Attached]

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]~~6~~1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]~~7~~2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]~~8~~3 hereunder are several and not joint.]~~9~~4  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Loan Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

3 Select as appropriate.

4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Related Fund] of [identify Lender]]

3.	Borrower(s):

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Loan Agreement

5.

Loan Agreement:  Loan Agreement, dated as of May 4, 2015, among Megalodon Solar, LLC, a Delaware limited liability company, Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto, each group agent from time to time party thereto, Bank of America, N.A., as collateral agent for the Secured Parties, as the administrative agent for the Lenders, Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower

6.	Assigned Interest[s]:

Assignor[s]~~10~~[5]	Assignee[s]~~11~~[6]	Facility Assigned~~12~~[7]	Aggregate Amount of Commitment/Loans for all Lenders~~13~~[8]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans~~14~~[9]	CUSIP Number
		________	$___________	$__________	_________%
		________	$___________	$__________	__________%
		________	$___________	$__________	_________%

[7.	Trade Date:	]	[10]

5 List each Assignor, as appropriate.

6 List each Assignee and, if available, its market entity identifier, as appropriate.

7 Fill in the appropriate terminology for the types of facilities under the Loan Agreement that are being assigned under this Assignment (e.g., “Term Loan Commitment”, etc.).

8 Amounts in this column and in the column immediately to the right to be adjusted to take into account any payments or prepayments made between the Trade Date and the Effective Date.

9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

10 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Effective Date:  _______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR[S][11]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][12]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

12 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Consented to and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.Representations and Warranties.1

1.1.Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by it, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Financing Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Financing Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Financing Document.

1.2.Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it is an Eligible Assignee pursuant to the Loan Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.3 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Financing Documents are required to be performed by it as a Lender.

~~18~~1Add Section 10.20(a) of the Loan Agreement if either or both parties to the Assignment is/are (a) Conduit Lender(s).

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3.General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit C

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D
to Loan Agreement

FORM OF INCREMENTAL LOAN COMMITMENT INCREASE NOTICE

[See Attached]

Exhibit D

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INCREMENTAL LOAN COMMITMENT INCREASE NOTICE

[Letterhead of Borrower]

Bank of America, N.A.
Administrative Agent
901 Main Street
Mail Code:  TX1-492-14-12
Dallas, TX  75202-3714

Attention: [***]
Telephone:  [***]
Telecopy:  [***]

[***]

Bank of America, N.A.
900 West Trade Street
Mail Code:  NC1-026-06-03
Charlotte, NC 28255-0001
Attention:  [***]
Telephone:  [***]
Telecopy:  [***]

[***]

[DATE]

Re:	MEGALODON SOLAR, LLC

Incremental Loan Commitment Increase Notice

Ladies and Gentlemen:

The undersigned, Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), refers to the Loan Agreement, dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among the Borrower, Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

Exhibit D

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

The Borrower hereby requests an Incremental Loan Commitment Increase under Section 2.9 of the Loan Agreement and in connection therewith sets forth below the information relating to such Incremental Loan Commitment Increase (the “Proposed Incremental Loan Commitment Increase”) as required by such Section 2.9 of the Loan Agreement:

(a)The Business Day of the Proposed Incremental Term Loan Commitment

Increase is ____________, 20__.1

(b)The amount of the Proposed Incremental Term Loan Commitment

Increase is _______________ Dollars ($___________).2

(c)The upfront fees the Borrower proposes to pay to participating Lenders in such Incremental Loan Commitment is _______________ Dollars ($___________).

(d)The Applicable Margin the Borrower proposes to apply with respect to the Incremental Loans being requested is ______%.

(e)The maturity date the Borrower proposes be applicable to the Incremental Loans being requested is _______________.

(f)No Default or Event of Default has occurred and is continuing.

(g)Immediately before and after giving effect to the Incremental Loan Commitment Increase, the Borrower is in pro forma compliance with the Borrowing Base Requirements.

(h)No Sweep Event or Subject Fund Sweep Event has occurred and remains ongoing.

(i)Since the delivery of the most recent financial statements of the Borrower delivered pursuant to Section 5.3 of the Loan Agreement, no Material Adverse Effect has occurred or is continuing.

[The remainder of this page is intentionally blank. The next page is the signature page.]

1 Such date must be prior to the expiry of the Availability Period.

2 Increases must be in increments of $5,000,000 and be equal to or exceed a minimum of $10,000,000 or such lesser amount equal to the remaining Incremental Loan Amount.

D-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Incremental Loan Increase Notice as of the date first written above.

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit D

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

to Loan Agreement

FORM OF INCREASING INCREMENTAL LENDER CONFIRMATION

[See Attached]

Exhibit E

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INCREASING INCREMENTAL LENDER CONFIRMATION

Reference is made to the Loan Agreement, dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC,, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

The undersigned Committed Lender hereby certifies as follows:

1.In accordance with Section 2.9(b) of the Loan Agreement, such Committed Lender has agreed to increase its Incremental Loan Commitment under the Loan Agreement as of [•], 201[•] (the “Incremental Loan Increase Date”). [Such Incremental Loan Commitment Increase is subject to the satisfaction (or waiver) of the conditions set forth in Section 2.9(e) of the Loan Agreement on or prior to the Incremental Loan Commitment Increase Date.]1 After giving effect to such Incremental Loan Commitment Increase, the Commitments of such Committed Lender shall be in the amounts set forth on Annex 1 hereto.

[The remainder of this page is intentionally blank. The next page is the signature page.]

1 Include bracketed text to the extent increase is requested pursuant to Section 2.9 of the Loan Agreement.

Exhibit E

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have caused this Increasing Incremental Lender Confirmation to be duly executed as of the date first above written.

[NAME OF INCREASING INCREMENTAL LENDER]

By:
Name:
Title:
Date:

For acceptance and recordation in the register:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:
Name:
Title:

Exhibit E

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex I

to Increasing Incremental Lender Confirmation

Lender’s Undisbursed Commitment Pre-Commitment Increase	Lender’s Outstanding Loans Pre-Commitment Increase	Lender’s Undisbursed Commitment Post-Commitment Increase	Lender’s Outstanding Loans Post-Commitment Increase
$	$	$	$

Exhibit E

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT F-1

to Loan Agreement

FORM OF NEW COMMITTED LENDER ACCESSION AGREEMENT

[See Attached]

Exhibit F-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NEW COMMITTED LENDER ACCESSION AGREEMENT

This ACCESSION AGREEMENT (this “Accession Agreement”), dated as of ____________, is by ________________ (the “New Committed Lender”).

RECITALS

WHEREAS, reference is made to the Loan Agreement, dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower.; and

WHEREAS, the New Committed Lender has accepted an offer to provide an Incremental Loan Commitment to the Borrower in an aggregate principal amount not to exceed ____________ Dollars ($__________), subject to the terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein  shall have the respective meanings set forth in the Loan Agreement.

SECTION 2. Assumption. As of the effective date set forth on the signature  page to this Accession Agreement (the “Effective Date”), subject to and in accordance with the Loan Agreement, the New Committed Lender irrevocably agrees to provide the Incremental Loan Commitment. The New Committed Lender shall have all of the rights and be subject to all of the obligations in its capacity as a Committed Lender under the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or in connection therewith and shall have all rights to all claims, suits, causes of action and any other right of a Lender against any Person, that arise from transactions, events or occurrences on or after the Effective Date, whether known or unknown, arising under or in connection with the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, statutory claims and all other claims at law or in equity.

Upon acceptance and recording of the assumption made pursuant to this Accession Agreement by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Incremental Loan Commitment and any Incremental Loans made by the New Committed Lender (including all payments of principal, interest, fees and other amounts) to the New Committed Lender for amounts that have accrued from and including the Effective Date.

Exhibit F-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 3. Representations, Warranties and Undertakings. The New Committed Lender: (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Accession Agreement and to consummate the transactions contemplated hereby and to become a Committed Lender under the Loan Agreement and the other Financing Documents, (ii) acknowledges and confirms that it has received a copy of the Loan Agreement, each other Financing Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement and to provide the Incremental Loan Commitment and any Loans made by the New Committed Lender, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Secured Party, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Borrower, or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other Financing Document, (iv) appoints and authorizes each Agent and the Depositary to take such action as agent on its behalf and to exercise such powers under the Loan Agreement or the other Financing Documents as are delegated to such Agent or the Depositary, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) will perform in accordance with their terms all of the obligations that by the terms of the Financing Documents are required to be performed by it as a Lender and (vi) appoints and authorizes [______] as its “Group Agent,” which appointment [______] hereby accepts. The New Committed Lender further confirms and agrees that in becoming a Committed Lender and in making Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty, by any Secured Party.

The New Committed Lender further agrees to furnish to the Administrative Agent and, to the extent required by the Loan Agreement, the Borrower, no later than the Effective Date, an Administrative Questionnaire and any tax forms required under the Loan Agreement.

SECTION 4. Effectiveness. The effectiveness of the making of the Commitment hereunder is subject to (i) the due execution and delivery of this Accession Agreement by the New Committed Lender, (ii) consent, not to be unreasonably withheld, by the Administrative Agent and the Borrower to this Accession Agreement, (iii) the registration of such Incremental Loan Commitment by the Administrative Agent in the Register and (iv) the satisfaction (or waiver) of each of the conditions set forth in Section 2.9(e) of the Loan Agreement.

Simultaneously with the execution and delivery by the parties hereto of this Accession Agreement to the Administrative Agent for its recording in the Register, the New Committed Lender may request that Notes be executed and delivered to the New Committed Lender reflecting the amounts of the Commitment of the New Committed Lender.

Except as otherwise provided in the Loan Agreement, effective as of the Effective Date, the New Committed Lender shall be deemed automatically to have become a party to, and the New Committed Lender agrees that it will be bound by the terms and conditions set forth in, the Loan Agreement, and shall have all the rights and obligations of a “Committed Lender” under the Loan Agreement and the other Financing Documents for the Loans and/or Commitments held by it as if it were an original signatory thereto or an original Committed Lender thereunder.

SECTION 5. Governing Law. THIS ACCESSION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Exhibit F-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 6. Counterparts. This Accession Agreement may be executed in  any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Accession Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Accession Agreement.

SECTION 7. Further Assurances. The New Committed Lender hereby agrees to execute and deliver such other instruments, and take such other action, as either the Borrower or the Administrative Agent may reasonably request in connection with the transactions contemplated by this Accession Agreement including the delivery of any notices to the Borrower or the Agents that may be required in connection herewith.

SECTION 8. Binding Effect; Amendment. This Accession Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, subject, however, to the provisions of the Loan Agreement. No provision of this Accession Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by the New Committed Lender and the Administrative Agent.

SECTION 9. Administrative Agent Enforcement. The Administrative Agent shall be entitled to rely upon and enforce this Accession Agreement against the New Committed Lender in all respects.

[The remainder of this page is intentionally blank. The next page is the signature page.]

Exhibit F-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have caused this Accession Agreement to be duly executed by a Responsible Officer as of the date first above written.

The effective date for this Accession Agreement is the date this Accession Agreement is acknowledged and accepted by the Administrative Agent and the Borrower ________________, 20_____ (the “Effective Date”).

[NEW COMMITTED LENDER]

By:
Name:
Title:

[NEW GROUP AGENT]

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit F-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT F-2

to Loan Agreement

FORM OF NEW CONDUIT LENDER ACCESSION AGREEMENT

[See Attached]

Exhibit F-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NEW CONDUIT LENDER ACCESSION AGREEMENT

This ACCESSION AGREEMENT (this “Accession Agreement”), dated as of ____________, is by ________________ (the “New Conduit Lender”).

RECITALS

WHEREAS, reference is made to the Loan Agreement, dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers; and

WHEREAS, the ____________ (the “Related New Committed Lender”) has accepted an offer to provide an Incremental Loan Commitment to the Borrower in an aggregate principal amount not to exceed ____________ Dollars ($__________), subject to the terms of the Loan Agreement;

WHEREAS, New Conduit Lender and Related New Committed Lender desire for New Conduit Lender to act as Conduit Lender in the same Group as Related New Committed Lender.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein  shall have the respective meanings set forth in the Loan Agreement.

SECTION 2. Assumption. As of the effective date set forth on the signature  page to this Accession Agreement (the “Effective Date”), subject to and in accordance with the Loan Agreement, the New Conduit Lender irrevocably agrees to act as Conduit Lender in the Group of Related New Committed Lender. The New Conduit Lender shall have all of the rights and be subject to all of the obligations in its capacity as a Conduit Lender under the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or in connection therewith and shall have all rights to all claims, suits, causes of action and any other right of a Lender against any Person, that arise from transactions, events or occurrences on or after the Effective Date, whether known or unknown, arising under or in connection with the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, statutory claims and all other claims at law or in equity.

Upon acceptance and recording of the assumption made pursuant to this Accession Agreement by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Incremental Loan Commitment and any Incremental Loans made by the New Conduit Lender (including all payments of principal, interest, fees and other amounts) to the New Conduit Lender for amounts that have accrued from and including the Effective Date.

Exhibit F-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 3. Representations, Warranties and Undertakings. The New Conduit Lender: (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Accession Agreement and to consummate the transactions contemplated hereby and to become a Conduit Lender under the Loan Agreement and the other Financing Documents, (ii) acknowledges and confirms that it has received a copy of the Loan Agreement, each other Financing Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement and to provide any Loans made by the New Conduit Lender, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Secured Party, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Borrower, or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other Financing Document, (iv) appoints and authorizes each Agent and the Depositary to take such action as agent on its behalf and to exercise such powers under the Loan Agreement or the other Financing Documents as are delegated to such Agent or the Depositary, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) will perform in accordance with their terms all of the obligations that by the terms of the Financing Documents are required to be performed by it as a Lender and (vi) acknowledges and accepts the appointment of [______] as its Group Agent. The New Conduit Lender further confirms and agrees that in becoming a Conduit Lender and in making Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty, by any Secured Party.

The New Conduit Lender further agrees to furnish to the Administrative Agent and, to the extent required by the Loan Agreement, the Borrower, no later than the Effective Date, an Administrative Questionnaire and any tax forms required under the Loan Agreement.

SECTION 4. Effectiveness. The effectiveness of the making of the Commitment hereunder is subject to (i) the due execution and delivery of this Accession Agreement by the New Conduit Lender, (ii) consent, not to be unreasonably withheld, by the Administrative Agent and the Borrower to this Accession Agreement, (iii) the registration of such Incremental Loan Commitment by the Administrative Agent in the Register, (iv) the satisfaction (or waiver) of each of the conditions set forth in Section 2.9(e) of the Loan Agreement and (v) on or prior to the date hereof, the due execution and delivery of an accession agreement, in the form required under Section 2.9(c) of the Loan Agreement, by the Related New Committed Lender,.

Simultaneously with the execution and delivery by the parties hereto of this Accession Agreement to the Administrative Agent for its recording in the Register, the New Conduit Lender may request that Notes be executed and delivered to the New Conduit Lender reflecting the amounts of the Commitment of the Related New Committed Lender.

Except as otherwise provided in the Loan Agreement, effective as of the Effective Date, the New Conduit Lender shall be deemed automatically to have become a party to, and the New Conduit Lender agrees that it will be bound by the terms and conditions set forth in, the Loan Agreement, and shall have all the rights and obligations of a “Conduit Lender” under the Loan Agreement and the other Financing Documents for the Loans held by it as if it were an original signatory thereto or an original Conduit Lender thereunder.

SECTION 5. Governing Law. THIS ACCESSION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Exhibit F-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 6. Counterparts. This Accession Agreement may be executed in  any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Accession Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Accession Agreement.

SECTION 7. Further Assurances. The New Conduit Lender hereby agrees to execute and deliver such other instruments, and take such other action, as either the Borrower or the Administrative Agent may reasonably request in connection with the transactions contemplated by this Accession Agreement including the delivery of any notices to the Borrower or the Agents that may be required in connection herewith.

SECTION 8. Binding Effect; Amendment. This Accession Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, subject, however, to the provisions of the Loan Agreement. No provision of this Accession Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by the New Conduit Lender and the Administrative Agent.

SECTION 9. Administrative Agent Enforcement. The Administrative Agent shall be entitled to rely upon and enforce this Accession Agreement against the New Conduit Lender in all respects.

[The remainder of this page is intentionally blank. The next page is the signature page.]

Exhibit F-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have caused this Accession Agreement to be duly executed by a Responsible Officer as of the date first above written.

The effective date for this Accession Agreement is the date this Accession Agreement is acknowledged and accepted by the Administrative Agent and the Borrower ________________, 20_____ (the “Effective Date”).

[NEW CONDUIT LENDER]

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit F-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT G

to Loan Agreement

FORM OF BORROWING BASE CERTIFICATE

[See Attached]

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT G

to Loan Agreement

BORROWING BASE CERTIFICATE

This Borrowing Base Certificate (this “Borrowing Base Certificate”) dated as of __________, 20__, in respect of the period ending on __________, 20__  (the “Computation Date”) is delivered to you on pursuant to Section 5.15 of the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC , Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers, pursuant to which the Lenders have agreed to make Loans to the Borrower. Each capitalized term used and not otherwise defined herein shall have the meaning assigned thereto in Section 1.1 of the Loan Agreement.

The undersigned Responsible Officer of Borrower hereby certifies, represents and warrants as of the date hereof that he/she is the ___________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Borrowing Base Certificate to the Administrative Agent on behalf of the Borrower, and that:

(a)all information contained herein and attached hereto is true and complete, and  that calculations contained herein and attached hereto as Schedule 1 (the “Borrowing Base Certificate Calculations”) are true and complete;

(b)Schedule 2 hereto contains the updated Aggregate Advance Model, Net Cash Flows and Revised Net Cash Flows for each Approved Subject Fund, delivered pursuant to Section 2.1(a)(iv)(B) and Section 3.2(c) of the Loan Agreement;

(c)as of the date hereof, the Subject Fund Value, Subject Fund Borrowing Base and Advance Rate for each Subject Fund, including Subject Funds being proposed to be included in the Available Borrowing Base as of a Borrowing Date, are as follows:

Subject Fund	Discounted Solar Asset Balance	Advance Rate	Subject Fund Borrowing Base

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)as of the date hereof, no Subject Fund is a Watched Fund [other than the following:~~22~~2~~1~~

Watched Fund	Conditions/Circumstances causing Watched Fund

];

(e)as of the date hereof, no System is a Defaulted System or a Terminated System [other than as set forth on Schedule 3 hereto];

(f)as of the date hereof, the Borrower [is] [is not] in compliance with the Borrowing Base Requirement;

(g)no Default of Event of Default has occurred or is continuing pursuant to the Loan  Agreement;

(h)[no][a] Bankruptcy Event has occurred with respect to either SolarCity or the Limited Guarantor subsequent to the immediately preceding Borrowing Base Certificate delivered pursuant to the Loan Agreement;

(i)as of the date hereof, the Available Borrowing Base is $___________, and Outstanding Principal is $________________;

(j)as of the date hereof, the percentage of Eligible Systems in each Subject Fund that constitute PTO Systems is:

Subject Fund	% of Eligible Systems that are PTO Systems

]; [and]

21 Insert any Watched Fund and the applicable clause of the definition thereof for the reason a Subject Fund is a Watched Fund. Include representation for Borrowing Base Certificate Dates that do not coincide with the delivery of Borrowing Notices (NB: Borrowing Base Certificates will be delivered after the termination of the Availability Period, at which point this representation will be required as a mechanism to alert the Lenders of any new Watched Assets).

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(k)as of the date hereof, the Managing Member Payment Level [is] [is not] less than [90]% as of the previous Quarterly Date and the Subject Fund Payment Level in respect of any Subject Fund [is] [is not] less than [85%] as of the previous Quarterly Date[.][; and]

[(l)  To the extent this Borrowing Base Certificate relates to the delivery of a Borrowing Notice:

(1)Schedule 3 hereto lists for the Subject Fund (i) each Current System and (ii) the applicable system information in the System Consolidator with respect to the Current System;

(2)to the extent not otherwise previously delivered to the Administrative Agent, for the benefit of each Lender, in connection with the submission of this Borrowing Base Certificate, Borrower has electronically delivered to the Administrative Agent, for the benefit of each Lender copies of each Completion Certificate with respect to the Subject Funds that has been delivered to the applicable Investor since the date of the last Borrowing Base Certificate;

(3)to the extent not otherwise previously delivered to the Administrative Agent, for the benefit of each Lender, in connection with the submission of this Borrowing Base Certificate, Borrower has electronically delivered to the Administrative Agent, for the benefit of each Lender, true, correct and complete copies of (i) each Customer Agreement for each Current System and (ii) any other data, documentation, analysis or report reasonably requested by the Administrative Agent with respect to such Systems or the associated Host Customers and commercially available to the Borrower, in each case with respect to a Current System;

(4)to the extent not otherwise previously delivered to the Administrative Agent, for the benefit of each Lender, in connection with the submission of this Borrowing Base Certificate, Borrower has electronically delivered to the Administrative Agent, for the benefit of each Lender, financial statements and/or credit reports that any Lender has reasonably requested with respect to a Current System with a commercial Host Customer that does not have a publicly available rating from a recognized national rating agency that was current as of the date that the Customer Agreement corresponding to such System was executed.]

[Remainder of page intentionally left blank]

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Certificate to be executed and delivered, and the certifications and warranties contained herein to be made on behalf of the Borrower, by a Responsible Officer of the Borrower as of the date first written above.

MEGALODON SOLAR, LLC,
a Delaware limited liability company, as Borrower

By:
Name:
Title:

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1

Borrowing Base Calculations

[To be provided by the Borrower on each Borrowing Base Certificate Date]

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2

Aggregate Advance Model

[see attached.]

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 3

Current Systems

[see attached.]

Exhibit G

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT H-1

to Loan Agreement

FORM OF AGGREGATE ADVANCE MODEL

[See Attached File – “Aggregate Advance Model_2015-05-04_Final.xlxs” and Assumptions Page Immediately Following]

Exhibit H-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT H-2

to Loan Agreement

FORM OF SYSTEM CONSOLIDATOR

[See Attached]

Exhibit H-2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT I

to Loan Agreement

FORM OF US TAX COMPLIANCE CERTIFICATE

[See Attached]

Exhibit I

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

US TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla Inc., a Delaware corporation, solely in its capacity as limited guarantor (the “Limited Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC and Deutsche Bank AG, New York Branch, as joint book runners and joint lead arrangers.

Pursuant to the provisions of Section 2.4(g) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:
Date:	, 20[ ]

Exhibit I

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

US TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor (the “Limited Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers.

Pursuant to the provisions of Section 2.4(g) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date:	, 20[ ]

Exhibit I

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

US TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor (the “Limited Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers.

Pursuant to the provisions of Section 2.4(g) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BENE (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date:	, 20[ ]

Exhibit I

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

US TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Tesla, Inc., a Delaware corporation, solely in its capacity as limited guarantor (the “Limited Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each group agent from time to time party thereto (collectively, the “Group Agents” and individually, a “Group Agent”), Bank of America, N.A., as collateral agent for the Secured Parties (the “Collateral Agent”), as the administrative agent for the Lenders (“Administrative Agent”), Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, Bank of America, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank AG, New York Branch, and ING Capital LLC, as joint book runners and joint lead arrangers.

Pursuant to the provisions of Section 2.4(g) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Financing Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BENE (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:
Date:	, 20[ ]

Exhibit I

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Addendum B – Annex 3

ANNEX 3

SCHEDULE OF LENDER COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$150,000,000
Credit Suisse AG, Cayman Islands Branch	$150,000,000
ING Capital LLC	$120,000,000
Deutsche Bank AG, New York Branch	$50,000,000
KeyBank National Association	$40,000,000
National Bank of Arizona	$32,000,000
Silicon Valley Bank	$29,000,000
CIT Bank, N.A.	$29,000,000
Total Commitments:	$600,000,000

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Addendum C – JPM Amendments

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.